SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of principal executive offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
Index to Exhibits
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

Exhibit
No.	Description
99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended March 31, 2004 and 2003.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.7	Glossary of Terms.

99.8	Earnings News Release.

Item 9. Regulation FD Disclosure

     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business. This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 12. Results of Operations and Financial Condition

     Certain of the Information relates to the Company’s results of operations for its fiscal quarter ended March 31, 2004. This Information is attached hereto as Exhibits 99.2 and 99.3.

     On May 7, 2004, the Company issued a press release regarding its results of operations for its fiscal quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.8.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 7, 2004	By:	/s/	Barbara M. Gomez

Barbara M. Gomez
Vice President and Treasurer

Index to Exhibits

Exhibit
No.	Description
99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended March 31, 2004 and 2003.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.7	Glossary of Terms.

99.8	Earnings News Release.